TEAMING AGREEMENT

THIS TEAMING AGREEMENT (this "Agreement"), effective as of May __, 2000 (the "Effective Date"), is entered into by and between Ericsson Messaging Systems Inc., a Delaware corporation ("Ericsson"), and Telemetrix, Inc., a ________________ corporation ("Telemetrix").

WHEREAS, Ericsson and Telemetrix each have unique capabilities which are complementary and desire to enter into this Agreement in order to develop an integrated solution to be offered to their respective potential or current customers (each, a "Customer").

NOW, THEREFORE, Ericsson and Telemetrix hereby agree as follows:

1.   Scope of Joint Effort.
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     (a) From time to time  during  the term of this  Agreement,  each party may refer a Customer to the other party and may agree to submit a joint proposal (a "Proposal") to offer an integrated solution to such Customer that is comprised of the parties' respective products and services. In such Proposal, either party may be a prime contractor (the "Prime Contractor") while the other party may be a subcontractor (the "Subcontractor"). In connection therewith, the Subcontractor will use its commercially reasonable best efforts to assist the Prime Contractor in its preparation and submission of the Proposal, including, without limitation, management, technical and cost proposal materials and proposal clarifications, and other required supporting materials. The
         Prime  Contractor  will  identify  the   Subcontractor  as  a  proposed
         subcontractor and contributor to the proposal effort in the Proposal and in communications with such Customer.

     (b) Immediately following the Customer's award of the contract to the Prime Contractor for the products and services as a result of the Proposal (the "Prime Contract"), Ericsson and Telemetrix will commence good faith negotiations of a statement of work (each, a "Statement of Work") which will, in addition to those listed in Section 3 hereof, include such required terms and conditions as are contained in the Prime Contract, pricing which reflects the pricing data provided by the Subcontractor to the Prime Contractor in connection with the Proposal, and such other terms and conditions as may be mutually agreed upon. In the event that the terms and conditions of the Statement of Work cannot be negotiated by the parties within a reasonable time frame, and in any event not more than one month from award of the Prime Contract to the Prime Contractor or mutually agreed upon extensions, the Prime
         Contractor will have the right to enter into subcontracts with other business entities for the equivalent or substantially equivalent products and services which would have been covered by the Statement of Work.

     (c) With respect to a Proposal, unless the Customer determines, as evidenced in writing, that the products and services proposed by the Subcontractor in the Proposal do not meet the Customer's requirements, both Ericsson and Telemetrix will work together in good faith and will not seek to team or collaborate with any third party to submit a counter proposal to the Customer with respect to such products and services.

2. Independent Efforts. From time to time during the term of this Agreement and independent of the parties' joint efforts relating to a Proposal, each party may purchase products and services from the other party in accordance with the terms and conditions of this Agreement, in which event the parties will execute a Statement of Work for such purchase.

3. Statement of Work. All products and services provided by one party (the "Seller") to the other party (the "Buyer") pursuant to this Agreement will be so provided in accordance with the Statements of Work entered into by the parties from time to time during the term of this Agreement, each of which will, at a minimum, including the following:

     (a) A reference to this Agreement, which reference will be deemed to incorporate all applicable provisions of this Agreement.

     (b) The date as of which the applicable Statement of Work will be effective, and, if applicable, the term or period of time during which the Seller will provide the applicable products and services to the Buyer pursuant to that Statement of Work.

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     (c) A description of the products and services to be provided by the Seller to the Buyer pursuant to that Statement of Work, including, but not limited to, the deliverables to be provided as part of the applicable products and services pursuant to that Statement of Work.

     (d) A designation of the individual who will have management responsibility for each party in connection with that Statement of Work.

     (e) The amounts payable to the Seller by the Buyer for the products and services to be provided under the applicable Statement of Work, the basis on which such amounts will be determined, and the schedule on which such amounts will be invoiced to the Buyer by the Seller.

     (f) Any additional provisions applicable to the products and services provided under that Statement of Work that are not otherwise set forth in this Agreement or that are exceptions to the provisions set forth in this Agreement.

4. Confidentiality. Each party agrees that all confidential documents, work product and information received or otherwise obtained from the other party pursuant to this Agreement, whether before or after the Effective Date, will be received in strict confidence and will be used only for the purposes of carrying out the obligations or, or as otherwise contemplated by, this Agreement. Without the other party's prior written consent, neither party will disclose any such information to any third party, and each party will disclose such information only to such of its officers, employees and agents that have a need to know such information for the purposes contemplated by this Agreement. However, this Section will not prevent a party from disclosing any such information that (i) is or becomes generally available to the public other than as a result of a disclosure by such party or by other persons to whom such party disclosed such information, (ii) is already in the possession of such party without being subject to another confidentiality obligation, (iii) is or becomes available to such party on a non-confidential basis from a third party, provided that such third party is not bound by a confidentiality obligation to the other party, (iv) is independently developed by such party without the use of the other party's confidential information, or (v) is required to be disclosed pursuant to a requirement of any governmental authority or any statute, rule or regulation, provided that such party gives the other party notice of such requirement prior to any such disclosure.

5. Term. The term of this Agreement will be for a period of three years commencing on the Effective Date, unless earlier terminated pursuant to the terms and conditions of this Agreement. This Agreement will automatically extend for successive one (1) year periods unless either party provides to the other party a written notice of termination no less than sixty (60) days prior to the expiration of the then existing term.

6.   Termination.

     (a) Termination for Cause. Either party may terminate this Agreement or the applicable Statement of Work upon thirty days' written notice to the other party if such party breaches in any material respect any of the terms of this Agreement or the applicable Statement of Work and such breach remains uncured at the end of the thirty day notice period.

     (b) Termination for Change of Control. Each party shall have the right to terminate this Agreement by written notice to the other party if the other party shall have undergone a Change of Control. For purposes of this Agreement, a "Change of Control" means an event that will be deemed to have occurred if there shall be consummated (i) any consolidation, merger or other reorganization of a party in which such party is not the continuing or surviving entity, (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of such party;
         (iii) any vote or other  consent of the  stockholders  of such party to


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         approve any plan or proposal for the liquidation or dissolution of such party, or (iv) at any time during a period of twelve consecutive months, individuals who at the beginning of such twelve-month period constituted the board of directors of such party shall cease for any reason to constitute at least a majority thereof. The party having a Change of Control shall, within ten days following a Change of Control, provide written notice to the other party of the same, whereupon the other party may elect to terminate this Agreement during the subsequent ninety days, with no liability arising solely as a result of such termination.

     (c) Termination of a Proposal. Each party's obligations with respect to each Proposal will terminate upon the first to occur of one of the following events:

         (1) the execution of the Statement of Work by Ericsson and Telemetrix as contemplated by such Proposal.

         (2) the award of a contract for the products and services described in Proposal to other than the Prime Contractor.

         (3) the failure of the Customer to award a contract contemplated by the Proposal within six months from the submission of the Proposal by the Prime Contractor.

         (4) written determination by the Customer that the products and services proposed in the Proposal do not meet the Customer's requirements.

7. Expenses. Except as otherwise mutually agreed in writing by the parties, each party will bear all of its own expenses incurred in connection with the performance of its duties and obligations under this Agreement.

8. Ownership of Intellectual Property. Except as expressly provided in a Statement of Work, each party shall retain the exclusive right and ownership interest in and to any and all software, products, systems, methods, designs and other intellectual property developed, obtained, made or conceived by such party prior to the Effective Date or separate and apart from this Agreement, and the other party will obtain no rights or interests therein, whether patented or not. In the event that the parties joint develop any work product pursuant to this Agreement, the parties will negotiate in good faith and mutually agree in advance upon their respective rights and interests in and to such work product in a Statement of Work.

9. Infringement Indemnification. Each party shall defend, indemnify and hold harmless the other party and its employees, agents, affiliates and customers from and against any and all claims, actions, damages, or other liabilities (including reasonable attorneys' fees, court costs and other costs of defense) to the extent caused by or arising out of any allegation that any of the products, services and other materials provided by the indemnifying party pursuant to this Agreement (collectively, the "Materials") infringes or violates any copyright, trademark, patent, trade secret or other proprietary rights of any third party; provided that the indemnified party promptly notifies the indemnifying party in writing of any such allegation of which the indemnified party is aware and to provide the indemnifying party , at its expense, with the necessary cooperation and assistance in connection therewith. In the event that any of the Materials is held to infringe or violate any copyright, trademark, patent, trade secret or other proprietary rights of any third party, the indemnifying party shall, at its option, (i) procure the right for the indemnified party to continue using the Materials, or (ii) modify the Materials or part thereof to make them non-infringing (so long as such modification does not have a material negative effect on use or functionality). The provisions of this Section shall survive the expiration or termination of this Agreement for any reason.

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10.  Limitation of  Liability.  In no event shall either party be liable for any special, incidental, indirect or consequential damages in connection with this Agreement, whether based on action or claim in contract, equity, indemnity, tort (including negligence), intended conduct, strict liability or otherwise, even if such damages are foreseeable.

11. Notice. Any notices pursuant to this Agreement shall be in writing and shall be sent to the parties at the following address or at such other addresses as shall be specified by the parties by like notice:

         If to Ericsson:                          If to Telemetrix:

         Ericsson Messaging Systems Inc.          Telemetrix, Inc.
         145 Crossways Drive West                 1225 Sage Street
         Woodbury, NY 11797                       Gering, NE 69341
         Attention: President                     Attention: President

         With a copy to:

         Ericsson Messaging Systems Inc.
         740 East Campbell Road
         Richardson, Texas 75081
         Attention: Legal Department

     Such notices or other communications shall be deemed to have been duly given and received (i) on the day of sending if sent by personal delivery, cable, telegram, facsimile transmission or telex, (ii) on the next business day after the day of sending if sent by Federal Express or other similar express delivery service, or (iii) on the fifth calendar day after the day of sending if sent by registered or certified mail (return receipt requested).

12. Dispute Resolution. Any disputes arising under or relating to this Agreement shall be resolved in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Arbitration shall be held in the City of New York, New York, or such other place as the parties may agree and shall include an award of attorneys' fees (and the amount of such fees) to the prevailing party. The arbitrators' award shall be final and binding, and judgment thereon may be entered in any court having jurisdiction over the party against which enforcement is sought; provided that any such award rendered by the arbitrators shall be strictly in conformance to and in accordance with the terms and conditions of this
     Agreement, including without limitation the limitation of liability provisions contained herein. Other than those matters involving injunctive relief as a remedy or any action necessary to enforce the award of the arbitrator, the parties agree that the provisions of this Section are a complete defense to any suit, action or other proceedings instituted in any court or before any administrative tribunal with respect to any dispute or controversy arising under or relating to this Agreement. Nothing in this Section shall prevent either party from exercising its rights to terminate this Agreement as specified herein. The provisions of this Section shall survive the expiration or termination of this Agreement for any reason.

13. Media Releases. All media releases, public announcements and public disclosures by either party relating to this Agreement or any Statement of Work or the subject matter of this Agreement or any Statement of Work, including, without limitation, promotional or marketing material but not including any announcement intended solely for internal distribution or any disclosure required by legal, accounting or regulatory requirements beyond the reasonable control of the party, will be coordinated with and subject to the prior written approval by both parties prior to release.



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14.  Force  Majeure.  Each  party  will be excused  from  performance  hereunder
     (except for payment obligation) for any period and to the extent that it is prevented from such performance, in whole or in part, as a result of delays caused by the other party or an act of God, natural disaster, war, civil disturbance, court order, labor dispute, third party non-performance, or other cause beyond its reasonable control and which it could not have prevented by reasonable precautions, including failures or fluctuations in electrical power, heat, light, air conditioning or telecommunications equipment, and such non-performance will not be a default hereunder or a ground for termination hereof.

15. Relationship. The relationship between Telemetrix and Ericsson hereunder is that of independent contractor. This Agreement does not create any employer-employee, agency, joint venture, or partnership relationship between Telemetrix and Ericsson. Each party shall exercise control over the means and manner of its performance of services pursuant to this Agreement. No employee, agent, or assistant of one party, or other person participating on such party's behalf, shall be considered an employee of the other party or entitled to any employment fringe benefits of such other party.

16. Miscellaneous. This Agreement shall be governed by the laws of the State of New York, other than the choice of law rules. Neither party may assign this Agreement without the other party's prior written consent. The provisions of this Agreement shall be severable, and if any provisions shall be held unenforceable the remaining provisions shall remain in full force and effect. Expiration or termination of this Agreement for any reason shall not release either party from any liability or obligation set forth in this Agreement which (i) the parties have expressly agreed will survive any such expiration or termination, or (ii) remain to be performed or by their nature would be intended to be applicable following such expiration or termination. This Agreement, each Statement of Work, and all exhibits attached hereto or thereto, each of which is hereby incorporated herein or therein, as applicable, for all purposes, constitute, as of the Effective Date or the effective date of the applicable Statement of Work, as applicable, the entire agreement between Ericsson and Telemetrix with respect to the subject matter hereof and thereof, and there are no understandings or agreements relative hereto or thereto that are not fully expressed herein or therein. Any other terms or conditions included in any quotes, acknowledgements, bills of lading, purchase orders, invoices or other forms utilized or exchanged by the parties hereto that are in addition to or in conflict with those set forth in this Agreement or the applicable Statement of Work will be of no force or effect and will not be incorporated herein or be binding unless specifically and expressly agreed to in writing by both parties. No change, waiver or discharge will be valid unless in writing signed by an authorized representative of the party against whom such change, waiver or discharge is sought to be enforced. Each party, by executing this Agreement, represents and warrants that all necessary corporate or other authority to execute the Agreement has been obtained and that the person signing the Agreement is authorized to do so and thereby bind that party.

IN WITNESS WHEREOF, the parties to this Agreement have caused their authorized representatives to execute this Agreement as of the Effective Date.


ERICSSON MESSAGING SYSTEMS INC.             TELEMETRIX, INC.


By:/s/ Thomas Esposito                      By: /s/ Michael J. Tracy
   ------------------------------              ---------------------------------

Name: Thomas Esposito                       Name: Michael J. Tracy

Title:Vice-President                        Title:  President


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